ECLIPSE FINANCIAL ASSET TRUST
                              PROSPECTUS SUPPLEMENT
                                SEPTEMBER 2, 1997


Eclipse Ultra Short Term Income Fund
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The Board of Trustees of Eclipse  Financial  Asset Trust has  approved a change, effective September 19, 1997, in the investment policies of the Eclipse Ultra Short Term Income Fund to permit it to invest without limit in collateralized
mortgage   obligations   and  multiclass   pass-through   securities,   stripped
mortgage-backed securities and collateralized mortgage obligation residuals. A description of these investment policies and related risk considerations is contained in the Prospectus for Eclipse Financial Asset Trust dated May 1, 1997 on pages 13 and 14 under the subheadings "Collateralized Mortgage Obligations and Multiclass Pass-Through Securities", "Stripped Mortgage-Backed Securities" and "CMO Residuals", each of which is contained under the heading "Investment Objectives, Policies and Risk Considerations -- Balanced Fund."